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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



 Date of Report                                              December 12, 2000
 (Date of earliest event reported)                           (December 4, 2000)


                            U.S. Laboratories, Inc.
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


     0-25339                                         33-0586167
 (Commission File Number)              (I.R.S. Employer Identification Number)



 7895 Convoy Court, Suite 18, San Diego, CA.                     92111
  (Address of principal executive offices)                    (Zip Code)


                                (858) 715-5800
             (Registrant's telephone number, including area code)
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Item 5. Other Information

     On December 4, 2000, U.S. Laboratories, Inc. (the "Company") purchased 100% of the issued and outstanding capital stock of Earth Consultants, Inc. ("Earth Consultants"), a geotechnical engineering and construction services company. In the transaction, Earth Consultants' stockholders received $1.6 million in the form of the Company's common stock, cash and a promissory note.

     A press release, dated December 6, 2000, announcing the completion of the transaction is attached as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits.
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          Exhibit 99.1 - Press Release dated December 6, 2000.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  U.S. LABORATORIES, INC.


Dated: December 12, 2000          By: /s/ Donald Alford
                                      -----------------------------------------
                                      Donald Alford
                                      Executive Vice President and Secretary